Exhibit 99.2

 CLEARWATER PAPER CORPORATIONTHIRD QUARTER 2017SUPPLEMENTAL INFORMATION  10/19/17 LINDA MASSMANPRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTORJOHN HERTZSENIOR VICE PRESIDENT FINANCE AND CHIEF FINANCIAL OFFICER

FORWARD-LOOKING STATEMENTS  This presentation of supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding outlook for Q4; the costs, timing and benefits associated with strategic capital investments and operational improvements; financial models; estimated Q4 net earnings, EBITDA, and adjusted EBITDA; and estimated Q4 2017 operating income, adjusted operating income, adjusted net earnings, net earnings per diluted common share, adjusted net earnings per diluted common share, net sales and adjusted operating margin, product volumes shipped, product pricing and sales mix, cost and timing of major maintenance and repairs, pulp costs, energy costs, and productivity gains. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission, as well as the following: our ability to execute on our growth and expansion strategies; manufacturing or operating disruptions, including IT system and IT system implementation failures, equipment malfunction and damage to our manufacturing facilities; competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors;the loss of or changes in prices in regards to a significant customer; changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate; our ability to realize the expected benefits of our Manchester Industries acquisition;changes in customer product preferences and competitors' product offerings;changes in transportation costs and disruptions in transportation services; changes in the cost and availability of wood fiber and wood pulp; changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs; cyber-security risks;reliance on a limited number of third-party suppliers for raw materials; labor disruptions; unanticipated construction delays involving our planned new tissue manufacturing operations in Shelby, NC; environmental liabilities or expenditures; cyclical industry conditions; changes in expenses and required contributions associated with our pension plans; our inability to service our debt obligations;restrictions on our business from debt covenants and terms; andchanges in laws, regulations or industry standards affecting our business.Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.   2

THIRD QUARTERFINANCIAL HIGHLIGHTS  $427 MILLION NET SALES, DOWN 1% VS. Q2'17 $5 MILLION GAAP OPERATING INCOME$38 MILLION ADJUSTED EBITDA1, BELOW OUR ORIGINAL OUTLOOK RANGE OF $40 TO $46 MILLION GAAP EPS OF $0.05 AND ADJUSTED EPS OF $0.321COMPLETED MAJOR MAINTENANCE OUTAGE AT OUR IDAHO PAPERBOARD MILL AT A COST OF $21 MILLIONAN INCREMENTAL $11 MILLION CONTRIBUTION TO OPERATING INCOME AND A $12 MILLION CONTRIBUTION TO ADJUSTED EBITDA1 FROM STRATEGIC CAPITAL AND OPERATIONAL EFFICIENCY INITIATIVES IN Q3’17 VS. Q3’16  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  3

FINANCIAL SUMMARY (GAAP BASIS)
(UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands - except per-share amounts)	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17
Net sales	$437,204	$436,671	$435,320	$425,568	$437,525	$429,663	$426,504
Gross Profit	$68,557	$74,820	$38,715	$57,044	$50,495	$48,930	$39,923
Selling, general and administrative expenses	($30,795)	($34,655)	($31,190)	($32,934)	($29,937)	($29,265)	($34,472)
Gain on divested assets	$—	$—	$1,755	$—	$—	$—	$—
Operating income (loss)	$37,762	$40,165	$9,280	$24,110	$20,558	$19,665	$5,451
Consumer Products	18,390	18,544	17,201	13,781	6,189	10,534	4,436
Pulp and Paperboard	35,163	40,032	9,956	27,581	27,248	21,595	15,023
Corporate	(15,791)	(18,411)	(17,877)	(17,252)	(12,879)	(12,464)	(14,008)
Operating margin	8.6%	9.2%	2.1%	5.7%	4.7%	4.6%	1.3%
Interest expense, net	($7,643)	($7,396)	($7,520)	($7,741)	($8,043)	($7,673)	($7,683)
Debt retirement costs	$—	$—	$—	($351)	$—	$—	$—
Income tax (provision) benefit	($11,673)	($11,905)	($859)	($6,675)	($5,000)	($3,955)	$3,095
Net earnings	$18,446	$20,864	$901	$9,343	$7,515	$8,037	$863
Net earnings per diluted common share	$1.05	$1.21	$0.05	$0.56	$0.45	$0.48	$0.05

4

FINANCIAL SUMMARY (ADJUSTED BASIS)
(UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands - except per-share amounts)	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17 Outlook[5]
Net sales	$437,204	$436,671	$435,320	$425,568	$437,525	$429,663	$426,504	1% - 3%
Adjusted gross profit[1]	$68,989	$75,353	$41,051	$60,215	$56,698	$50,148	$41,229	
Adjusted gross profit margin[1,2]	15.8%	17.3%	9.4%	14.1%	13.0%	11.7%	9.7%	
Adjusted selling, general and administrative expenses[1]	($30,069)	($31,045)	($29,489)	($29,915)	($31,272)	($30,643)	($29,048)	
Adjusted operating income (loss)[1]	$38,920	$44,308	$11,562	$30,300	$25,426	$19,505	$12,181	
Consumer Products	18,822	19,077	15,912	16,952	12,392	11,752	10,223	
Pulp and Paperboard	35,163	40,032	9,956	27,581	27,248	21,595	15,023	
Corporate	(15,065)	(14,801)	(14,306)	(14,233)	(14,214)	(13,842)	(13,065)	
Adjusted operating margin[1,3]	8.9%	10.1%	2.7%	7.1%	5.8%	4.5%	2.9%	6% - 7.5%
Interest expense, net	($7,643)	($7,396)	($7,520)	($7,741)	($8,043)	($7,673)	($7,683)	
Debt retirement costs	$—	$—	$—	($351)	$—	$—	$—	
Adjusted income tax (provision) benefit[1]	($12,089)	($13,368)	($1,673)	($8,388)	($6,655)	($3,902)	$807	
Adjusted net earnings[1]	$19,188	$23,544	$2,369	$13,820	$10,728	$7,930	$5,305	
Depreciation and amortization expense	$21,150	$22,024	$22,747	$25,169	$27,557	$26,055	$25,856	
Adjusted EBITDA[1]	$60,070	$66,332	$34,309	$54,125	$49,320	$45,023	$37,621	$50,000-$60,000[6]
Consumer Products	32,581	33,280	30,934	31,999	26,971	27,507	25,880	
Pulp and Paperboard	41,530	46,481	16,486	34,976	35,353	29,951	23,351	
Corporate	(14,041)	(13,429)	(13,111)	(12,850)	(13,004)	(12,435)	(11,610)	
Adjusted EBITDA margin[1,4]	13.7%	15.2%	7.9%	12.7%	11.3%	10.5%	8.8%	
Adjusted net earnings per diluted common share[1]	$1.09	$1.37	$0.14	$0.82	$0.64	$0.48	$0.32	
Gross debt to rolling four quarter total Adjusted EBITDA[1]	2.5	2.3	2.7	3.3	3.5	3.7	3.7	
Capital Expenditures	$25,732	$28,822	$54,794	$46,329	$41,804	$47,750	$49,269	

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[2] Adjusted gross profit margin is defined as Adjusted gross profit divided by Net sales.
[3] Adjusted operating margin is defined as Adjusted operating income divided by Net sales.
[4] Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net sales.
[5] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 1.
[6] Non-GAAP measure – See page 15 for the reconciliation to the most comparable GAAP measure.

5

Q3'17 VS. Q2'17 CONSOLIDATED ADJUSTED EBITDA[1] BRIDGE

CLEARWATER PAPER

PRICE/MIX	Stronger mix of ultra quality tissue sales, improved paperboard mix
VOLUME	Lower shipments of commodity grade paperboard due to inventory build ahead of continuous digester startup, lower non-retail tissue sales
RAW MATERIALS	Higher external pulp pricing, lower internal pulp usage due to Idaho major maintenance outage
TRANSPORTATION	Higher freight rates due to weather related events
ENERGY	Higher Las Vegas summer electrical rates
MAINTENANCE	Planned Idaho major maintenance outage in excess of Q2 outage in Arkansas



ADJ. EBITDA[1] (MILLIONS)
$55
$50
$45
$40
$35
$30
$45.0
$6.0
-$1.1
-$2.9
-$0.9
-$0.9
-$9.1
$1.5
$37.6
Q2'17 Adj. EBITDA[1]
Price/Mix
Volume
Raw Materials
Transportation
Energy
Maintenance
Other
Q3'17 Adj. EBITDA[1]

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

6

Q3'17 VS. Q3'16 CONSOLIDATED ADJUSTED EBITDA[1] BRIDGE

CLEARWATER PAPER

PRICE/MIX	Stronger mix of retail tissue sales, higher paperboard pricing
VOLUME	Lower non-retail sales due to shutdown of two tissue machines at the Neenah facility, partly offset by higher paperboard shipment volume due to Manchester Industries acquisition
RAW MATERIALS	Higher external pulp pricing
TRANSPORTATION	Higher rates in connection with weather related events, increased internal inventory shipments due to Oklahoma City facility closure, more than offset by reductions in wages and benefits
MAINTENANCE	Lower non-major maintenance outage costs
WAGES & BENEFTIS	Lower due to warehouse automation, shutdown of two tissue machines at the Neenah facility, and Oklahoma City facility closure, all partly offset by annual wage increases


ADJ. EBITDA[1] (MILLIONS)
$45
$40
$35
$30
$25
$34.3
$4.5
-$2.6
-$1.7
-$3.7
$3.7
$4.0
-$0.9
$37.6
Q3'16 Adj. EBITDA[1]
Price/Mix
Volume
Raw Materials
Transportation
Maintenance
Wages & Benefits
Other
Q3'17 Adj. EBITDA[1]

Net productivity improvement vs. Q3'16 of $12 million[1]

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

7

1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.2 Based on Q1’15 prices, input costs, and market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.3 The Continuous Digester is expected to be completed in Q4’17. 2015 - 2016 and YTD Q3'17 Adjusted EBITDA contributions were $0.3M and $0.9M, respectively..  STRATEGIC INVESTMENT AND OPERATIONAL IMPROVEMENT SCORECARD AS OF Q3'17   Strategic plan announced in Q1’15, expected capex of $229-$241 million Expected to yield a $98-$128 million operating income increase by 20182 Expected to yield a $115-$145 million Adjusted EBITDA1 increase by 20182     Continuous Digester3  Warehouse Automation  Other Projects  Operational Improvements  TOTAL STRATEGIC CAPEX  $148-$158  $32-$34  $49   $0  FULL RUN-RATE EXPECTED IMPACT (MILLIONS $)2                  OPERATING INCOME  $23-$28    $15-$16    $16-$19    $44-$65    ADJUSTED EBITDA2  $30-$35    $20-$21    $21-$24    $44-$65    2015-2016 ADJUSTED EBITDA1 ACHIEVED  YTD Q3'17 ADJUSTED EBITDA1 ACHIEVED  8

KEY SEGMENT RESULTS - CONSUMER PRODUCTS (UNAUDITED)

CLEARWATER PAPER.

	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	CONSUMER PRODUCTS CROSS-CYCLE FINANCIAL MODEL
Shipments								
Non-Retail (short tons)[1]	24,358	20,028	18,384	19,182	16,678	13,736	12,958	
Retail (short tons)	75,027	79,095	82,216	77,704	78,686	77,714	77,544	
Total Tissue Tons	99,385	99,123	100,600	96,886	95,364	91,450	90,502	
Converted Products (cases in thousands)[2]	12,990	13,229	13,770	12,886	13,123	12,709	12,727	
Sales Price								
Non-Retail ($/short ton)[1]	$1,477	$1,496	$1,506	$1,442	$1,439	$1,454	$1,468	
Retail ($/short ton)	$2,784	$2,747	$2,742	$2,757	$2,772	$2,723	$2,754	
Total Tissue ($/short ton)	$2,464	$2,494	$2,516	$2,496	$2,539	$2,533	$2,574	
Segment net sales ($ in thousands)	$245,018	$247,912	$253,319	$242,131	$242,423	$231,912	$232,916	
Segment GAAP operating income ($ in thousands)	$18,390	$18,544	$17,201	$13,781	$6,189	$10,534	$4,436	
Segment GAAP operating margin	7.5%	7.5%	6.8%	5.7%	2.6%	4.5%	1.9%	
Segment Adjusted EBITDA[3] ($ in thousands)	$32,581	$33,280	$30,934	$31,999	$26,971	$27,507	$25,880	
Segment Adjusted EBITDA margin[4]	13.3%	13.4%	12.2%	13.2%	11.1%	11.9%	11.1%	17.0%

[1] Includes away-from-home (AFH), contract and parent roll tissue products.
[2] Includes retail, AFH, and contract tissue case products.
[3] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[4] Non-GAAP measure – Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales.

9

CLEARWATER PAPER TISSUE SHIPMENTS AND U.S. RETAIL TISSUE MARKET

CLEARWATER PAPER

CLW Q3'17 by Market Segment
(% of Tons)


Parent Rolls 8%
Other 1%
AFH 6%
Retail 85%

CLW Q2'17 by Market Segment
(% of Tons)


Parent Rolls 9%
Other 1%
AFH 6%
Retail 84%

U.S. Retail Tissue Market ($)
(MultiOutlet)[1]

CATEGORY	PRIVATE LABEL	BRANDS	TOTAL
Total Retail Tissue Share ($)	26%	74%	100%
% Change Q3'17 vs. Q2'17	0.4%	(0.4)%	—%

[1] Data Source: IRI Worldwide data through September 10, 2017

10

PRICE/MIX    Stronger mix of ultra quality tissue sales  VOLUME    Lower non-retail tissue sales  RAW MATERIALS    Higher external pulp pricing, lower internal pulp usage due to Idaho major maintenance outage  TRANSPORTATION    Higher customer freight rates due to weather related events  ENERGY    Higher Las Vegas summer electrical rates  Q3'17 VS. Q2'17CONSUMER PRODUCTS ADJUSTED EBITDA1 BRIDGE  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  SEGMENT ADJ. EBITDA1(MILLIONS)  1  1  11

KEY SEGMENT RESULTS – PULP AND PAPERBOARD
(UNAUDITED)

CLEARWATER PAPER

	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17[3]	Q2'17[3]	Q3'17[3]	PULP AND PAPERBOARD CROSS-CYCLE FINANCIAL MODEL
Shipments								
Paperboard (short tons)	201,340	199,132	196,271	199,415	210,382	207,152	200,569	
Sales Price								
Paperboard ($/short ton)	$952	$948	$927	$920	$927	$955	$965	
Segment net sales ($ in thousands)	$192,186	$188,759	$182,001	$183,437	$195,102	$197,751	$193,588	
Segment GAAP operating income ($ in thousands)	$35,163	$40,032	$9,956	$27,581	$27,248	$21,595	$15,023	
Segment GAAP operating margin	18.3%	21.2%	5.5%	15.0%	14.0%	10.9%	7.8%	
Segment Adjusted EBITDA[1] ($ in thousands)	$41,530	$46,481	$16,486	$34,976	$35,353	$29,951	$23,351	
Segment Adjusted EBITDA margin[2]	21.6%	24.6%	9.1%	19.1%	18.1%	15.1%	12.1%	19.0%

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[2] Non-GAAP measure – Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales.
[3] Results include the full impact of Manchester Industries, which was acquired at the end of Q4'16.

12

CLEARWATER PAPER PAPERBOARD SHIPMENTS AND U.S. PAPERBOARD MARKET

CLEARWATER PAPER

CLW Q3'17 by Market Segment
(% of Tons)


Folding
57%
Food
Service
34%
Liquid
Pkg
9%

CLW Q2'17 by Market Segment
(% of Tons)


Folding
56%
Food
Service
35%
Liquid
Pkg
9%

U.S. Paperboard Production[3]

CATEGORY	CLEARWATER PAPER	OTHER
Total Domestic SBS[1] Market Share	14%	86%
Folding	19%	81%
Food Service[2]	14%	86%
Liquid Packaging	5%	95%

[1] Solid Bleached Sulfate.
[2] Food Service includes cup, plate, dish and tray products.
[3] Data Source: American Forest and Paper Association Solid Bleached Domestic Production – September YTD 2017.

13

PRICE/MIX    Improved mix of paperboard sales  VOLUME    Lower shipments of commodity grade paperboard due to inventory build ahead of continuous digester startup  ENERGY    Lower natural gas prices  MAINTENANCE    Planned Idaho major maintenance outage in excess of Q2 outage in Arkansas  Q3’17 vs. Q2'17 PULP AND PAPERBOARD ADJUSTED EBITDA1 BRIDGE  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  SEGMENT ADJ. EBITDA1(MILLIONS)  1  1  14

CLEARWATER PAPER CROSS-CYCLE FINANCIAL MODEL  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.    (Dollars in thousands)  Q1'16    Q2'16    Q3'16    Q4'16    Q1'17    Q2'17    Q3'17      CLEARWATER PAPER CROSS-CYCLE FINANCIAL MODEL                                        Net sales  100%  100%  100%  100%  100%  100%  100%    100  %  Adjusted gross profit margin1  15.8%  17.3%  9.4%  14.1%  13.0%  11.7%  9.7%    17.0  %  Adjusted SG&A expenses1 as % of net sales  (6.9%)  (7.1%)  (6.8%)  (7.0%)  (7.1%)  (7.1%)  (6.8%)    (6.0%)  Adjusted operating margin1  8.9%  10.1%  2.7%  7.1%  5.8%  4.5%  2.9%    11.0  %  Adjusted net earnings1 as % of net sales  4.4%  5.4%  0.5%  3.2%  2.5%  1.8%  1.2%    5.0  %  Adjusted EBITDA margin1  13.7%  15.2%  7.9%  12.7%  11.3%  10.5%  8.8%    15.0%  15

Q4'17 OUTLOOK[1] RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	OUTLOOK THREE MONTHS ENDING DECEMBER 31, 2017 RANGE OF ESTIMATE FROM	TO
Earnings before interest, income taxes, and depreciation & amortization (EBITDA)[2]:		
GAAP net earnings	$8,500	$14,000
Interest expense, net	7,300	8,200
Income tax provision	4,400	7,200
Depreciation and amortization expense	24,900	25,700
EBITDA[2]	$45,100	$55,100
Directors' equity-based compensation expense	300	300
Costs associated with Long Island facility closure	200	200
Costs associated with Oklahoma City facility closure	3,500	3,500
Reorganization related expenses	900	900
Adjusted EBITDA[3]	$50,000	$60,000

[1] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 1.
[2] EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP.
[3] Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

16

Q4'17 OUTLOOK[1] RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

	OUTLOOK	
	THREE MONTHS ENDING DECEMBER 31, 2017	
	RANGE OF ESTIMATE	
(Dollars in thousands)	FROM	TO
GAAP Operating Income	$22,500	$27,500
Directors' equity-based compensation expense	300	300
Costs associated with Long Island facility closure	200	200
Costs associated with Oklahoma City facility closure	3,500	3,500
Reorganization related expenses	900	900
Adjusted operating income[2]	$27,400	$32,400

(Dollars in thousands)	FROM	TO
GAAP net earnings	$8,500	$14,000
Adjustments, after tax[3]:		
Directors' equity-based compensation expense	200	200
Costs associated with Long Island facility closure	130	130
Costs associated with Oklahoma City facility closure	2,300	2,300
Reorganization related expenses	600	600
Adjusted net earnings[2]	$11,730	$17,230

	FROM	TO
GAAP net earnings per diluted common share[4]	$0.51	$0.85
Adjusted net earnings per diluted common share[2,4]	$0.71	$1.04

[1] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 1.

[2] Adjusted operating income, Adjusted net earnings and Adjusted net earnings per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.

[3] All non-tax items are tax effected at a 34.0% annual rate.

[4] GAAP net earnings per diluted common share and Adjusted net earnings per diluted common share are calculated utilizing third quarter 2017 diluted average common shares outstanding of 16,567 (in thousands).

17

Q4’17 OUTLOOK1    1% - 3%    6% - 7.5%    $50M - $60M    $0.71 - $1.04  NET SALES  ADJUSTED OPERATING MARGIN2,3  ADJUSTED EBITDA2  ADJUSTED NET EARNINGS PER DILUTED COMMON SHARE2,4    1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.2 Non-GAAP measure – See prior slides for the reconciliation to the most comparable GAAP measure.3 Adjusted operating margin is defined as net sales divided by adjusted operating income.4 Adjusted net earnings per diluted common share is calculated utilizing third quarter 2017 diluted average common shares outstanding of 16,567 (in thousands).  18

APPENDIX    19

ADJUSTED GROSS PROFIT & ADJUSTED SG&A RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17
Gross profit[1]	$68,557	$74,820	$38,715	$57,044	$50,495	$48,930	$39,923
Costs associated with Long Island facility closure	432	533	466	460	466	661	610
Pension settlement expense	—	—	1,870	—	—	—	—
Costs associated with Oklahoma City facility closure	—	—	—	1,662	5,737	275	576
Costs associated with Neenah paper machines shutdown	—	—	—	1,049	—	—	—
Write-off of assets in association with Warehouse Automation project	—	—	—	—	—	41	—
Accelerated depreciation of assets associated with Warehouse Automation project	—	—	—	—	—	241	120
Adjusted gross profit[2]	$68,989	$75,353	$41,051	$60,215	$56,698	$50,148	$41,229
Selling, general and administrative expenses (SG&A)	($30,795)	($34,655)	($31,190)	($32,934)	($29,937)	($29,265)	($34,472)
Directors' equity-based compensation expense (benefit)	726	3,610	89	354	(1,450)	(1,483)	463
Costs associated with Oklahoma City facility closure	—	—	—	—	—	—	4,481
Pension settlement expense	—	—	1,612	—	—	—	—
Manchester Industries acquisition related expenses	—	—	—	2,665	115	105	—
Reorganization related expenses	—	—	—	—	—	—	480
Adjusted selling, general and administrative expenses[2]	($30,069)	($31,045)	($29,489)	($29,915)	($31,272)	($30,643)	($29,048)

[1] Gross profit is defined as net sales minus cost of sales.
[2] Adjusted gross profit and Adjusted selling, general and administrative expenses exclude the impact of the items listed that we do not believe are indicative of our core operating performance.

20

SEGMENT ADJUSTED OPERATING INCOME (LOSS) RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER.

(Dollars in thousands)	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17
Consumer Products							
Operating income	$18,390	$18,544	$17,201	$13,781	$6,189	$10,534	$4,436
Costs associated with Long Island facility closure	432	533	466	460	466	661	610
Gain associated with the sale of the specialty mills, net	—	—	(1,755)	—	—	—	—
Costs associated with Oklahoma City facility closure	—	—	—	1,662	5,737	275	5,057
Costs associated with Neenah paper machines shutdown	—	—	—	1,049	—	—	—
Write-off of assets in association with Warehouse Automation project	—	—	—	—	—	41	—
Accelerated depreciation of assets associated with Warehouse Automation project	—	—	—	—	—	241	120
Adjusted Consumer Products operating income[1]	$18,822	$19,077	$15,912	$16,952	$12,392	$11,752	$10,223
Pulp and Paperboard							
Operating Income	$35,163	$40,032	$9,956	$27,581	$27,248	$21,595	$15,023
Adjusted Pulp and Paperboard operating income[1]	$35,163	$40,032	$9,956	$27,581	$27,248	$21,595	$15,023
Corporate							
Operating loss	($15,791)	($18,411)	($17,877)	($17,252)	($12,879)	($12,464)	($14,008)
Directors' equity-based compensation expense (benefit)	726	3,610	89	354	(1,450)	(1,483)	463
Pension settlement expense	—	—	3,482	—	—	—	—
Manchester Industries acquisition related expenses	—	—	—	2,665	115	105	—
Reorganization related expenses	—	—	—	—	—	—	480
Adjusted Corporate operating loss[1]	($15,065)	($14,801)	($14,306)	($14,233)	($14,214)	($13,842)	($13,065)

[1] Adjusted operating income (loss) excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

21

ADJUSTED NET EARNINGS & ADJUSTED NET EARNINGS PER DILUTED COMMON SHARE RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands - except per-share amounts)	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17
GAAP net earnings	$18,446	$20,864	$901	$9,343	$7,515	$8,037	$863
Adjustments, after tax[1]:							
Directors' equity-based compensation expense (benefit)	465	2,335	57	229	(957)	(988)	306
Costs associated with Long Island facility closure	277	345	300	297	308	440	402
Gain associated with the sale of the specialty mills, net	—	—	(1,129)	—	—	—	—
Pension settlement expense	—	—	2,240	—	—	—	—
Costs associated with Oklahoma City facility closure	—	—	—	1,073	3,786	183	3,338
Costs associated with Neenah paper machines shutdown	—	—	—	678	—	—	—
Manchester Industries acquisition related expenses	—	—	—	2,200	76	70	—
Write-off of assets in association with Warehouse Automation project	—	—	—	—	—	27	—
Accelerated depreciation of assets associated with Warehouse Automation project	—	—	—	—	—	161	79
Reorganization related expenses	—	—	—	—	—	—	317
Adjusted net earnings[2]	$19,188	$23,544	$2,369	$13,820	$10,728	$7,930	$5,305
Net earnings per diluted common share	$1.05	$1.21	$0.05	$0.56	$0.45	$0.48	$0.05
Adjustments, after tax:[1]							
Directors' equity-based compensation expense (benefit)	0.03	0.14	—	0.01	(0.06)	(0.06)	0.02
Costs associated with Long Island facility closure	0.02	0.02	0.02	0.02	0.02	0.03	0.02
Gain associated with the sale of the specialty mills, net	—	—	(0.07)	—	—	—	—
Pension settlement expense	—	—	0.13	—	—	—	—
Costs associated with Oklahoma City facility closure	—	—	—	0.06	0.23	0.01	0.20
Costs associated with Neenah paper machines shutdown	—	—	—	0.04	—	—	—
Manchester Industries acquisition related expenses	—	—	—	0.13	—	0.01	—
Write-off of assets in association with Warehouse Automation project	—	—	—	—	—	—	—
Accelerated depreciation of assets associated with Warehouse Automation project	—	—	—	—	—	0.01	0.01
Reorganization related expenses	—	—	—	—	—	—	0.02
Adjusted net earnings per diluted common share[2]	$1.09	$1.37	$0.14	$0.82	$0.64	$0.48	$0.32

[1] All non-tax items are tax effected at the expected annual rate for that period.
[2] Adjusted net earnings and Adjusted net earnings per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.

22

ADJUSTED INCOME TAX PROVISION RECONCILIATION OF NON-GAAP FINANCIAL MEASURE (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17
GAAP income tax provision	($11,673)	($11,905)	($859)	($6,675)	($5,000)	($3,955)	$3,095
Adjustments, tax impact:							
Directors' equity-based compensation (expense) benefit	(261)	(1,275)	(32)	(125)	493	495	(157)
Costs associated with Long Island facility closure	(155)	(188)	(166)	(163)	(158)	(221)	(208)
Gain associated with the sale of the specialty mills, net	—	—	626	—	—	—	—
Pension settlement expense	—	—	(1,242)	—	—	—	—
Costs associated with Oklahoma City facility closure	—	—	—	(589)	(1,951)	(92)	(1,719)
Costs associated with Neenah paper machines shutdown	—	—	—	(371)	—	—	—
Manchester Industries acquisition related expenses	—	—	—	(465)	(39)	(35)	—
Write-off of assets in association with Warehouse Automation project	—	—	—	—	—	(14)	—
Accelerated depreciation of assets associated with Warehouse Automation project	—	—	—	—	—	(80)	(41)
Reorganization related expenses	—	—	—	—	—	—	(163)
Adjusted income tax (provision) benefit[1]	($12,089)	($13,368)	($1,673)	($8,388)	($6,655)	($3,902)	$807

[1] Adjusted income tax provision excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

23

EBITDA & ADJUSTED EBITDA RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17
Earnings before interest, income taxes, and depreciation & amortization (EBITDA)[1]							
GAAP net earnings	$18,446	$20,864	$901	$9,343	$7,515	$8,037	$863
Interest expense, net[2]	7,643	7,396	7,520	8,092	8,043	7,673	7,683
Income tax (provision) benefit	11,673	11,905	859	6,675	5,000	3,955	(3,095)
Depreciation and amortization expense	21,150	22,024	22,747	25,169	27,557	26,055	25,856
EBITDA[1]	$58,912	$62,189	$32,027	$49,279	$48,115	$45,720	$31,307
Directors' equity-based compensation expense (benefit)	726	3,610	89	354	(1,450)	(1,483)	463
Costs associated with Long Island facility closure	432	533	466	460	466	365	314
Gain associated with the sale of the specialty mills, net	—	—	(1,755)	—	—	—	—
Pension settlement expense	—	—	3,482	—	—	—	—
Costs associated with Oklahoma City facility closure	—	—	—	318	2,074	275	5,057
Costs associated with Neenah paper machines shutdown	—	—	—	1,049	—	—	—
Manchester Industries acquisition related expenses	—	—	—	2,665	115	105	—
Write-off of assets in association with Warehouse Automation project	—	—	—	—	—	41	—
Reorganization related expenses	—	—	—	—	—	—	480
Adjusted EBITDA[3]	$60,070	$66,332	$34,309	$54,125	$49,320	$45,023	$37,621

[1] EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings (loss) adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings (loss) computed under GAAP.
[2] Interest expense, net for the fourth quarter of 2016 includes debt retirement costs of $0.4 million.
[3] Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

24

SEGMENT EBITDA & ADJUSTED EBITDA RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17
Consumer Products							
Operating income	$18,390	$18,544	$17,201	$13,781	$6,189	$10,534	$4,436
Depreciation and amortization expense	13,759	14,203	15,022	16,391	18,242	16,292	16,073
Segment EBITDA[1]	$32,149	$32,747	$32,223	$30,172	$24,431	$26,826	$20,509
Costs associated with Long Island facility closure	432	533	466	460	466	365	314
Gain associated with the sale of the specialty mills, net	—	—	(1,755)	—	—	—	—
Costs associated with Oklahoma City facility closure	—	—	—	318	2,074	275	5,057
Costs associated with Neenah paper machines shutdown	—	—	—	1,049	—	—	—
Write-off of assets in association with Warehouse Automation project	—	—	—	—	—	41	—
Segment Adjusted EBITDA[2]	$32,581	$33,280	$30,934	$31,999	$26,971	$27,507	$25,880
Pulp and Paperboard							
Operating income	$35,163	$40,032	$9,956	$27,581	$27,248	$21,595	$15,023
Depreciation and amortization expense	6,367	6,449	6,530	7,395	8,105	8,356	8,328
Segment EBITDA[1]	$41,530	$46,481	$16,486	$34,976	$35,353	$29,951	$23,351
Segment Adjusted EBITDA[2]	$41,530	$46,481	$16,486	$34,976	$35,353	$29,951	$23,351
Corporate							
Operating loss	($15,791)	($18,411)	($17,877)	($17,252)	($12,879)	($12,464)	($14,008)
Depreciation and amortization expense	1,024	1,372	1,195	1,383	1,210	1,407	1,455
Corporate EBITDA[1]	($14,767)	($17,039)	($16,682)	($15,869)	($11,669)	($11,057)	($12,553)
Directors' equity-based compensation expense (benefit)	726	3,610	89	354	(1,450)	(1,483)	463
Pension settlement expense	—	—	3,482	—	—	—	—
Manchester Industries acquisition related expenses	—	—	—	2,665	115	105	—
Reorganization related expenses	—	—	—	—	—	—	480
Corporate Adjusted EBITDA[2]	($14,041)	($13,429)	($13,111)	($12,850)	($13,004)	($12,435)	($11,610)

[1] Segment EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is segment operating income (loss). Segment EBITDA is segment operating income (loss) adjusted for depreciation and amortization. It should not be considered as an alternative to segment operating income (loss) computed under GAAP.

[2] Segment Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

25

RECONCILIATION OF GAAP TO NON-GAAP: STRATEGIC INVESTMENTS[1] (UNAUDITED)

CLEARWATER PAPER

FULL RUN-RATE EXPECTED ADJUSTED EBITDA[2] IMPACT

(Dollars in millions)	CONTINUOUS DIGESTER	WAREHOUSE AUTOMATION	OTHER PROJECTS: PAPER MACHINE UPGRADES	OTHER PROJECTS: CONVERTING LINE	OPERATIONAL IMPROVEMENTS: OPERATIONAL EFFICIENCY	OPERATIONAL IMPROVEMENTS: SALES & MARKETING EFFICIENCY	OPERATIONAL IMPROVEMENTS: STRANDED OVERHEAD
Expected Operating income	$22.5 - $27.5	$15.3 - $16.3	$7.1 - $8.1	$8.6 - $10.9	$27 - $43	$10 - $15	$7
Expected depreciation	$7.5	$4.7	$3.9	$1.4	$—	$—	$—
Expected EBITDA[2]	$30 - $35	$20 - $21	$11 - $12	$10 - $12	$27 - $43	$10 - $15	$7
Expected Adjusted EBITDA[2]	$30 - $35	$20 - $21	$11 - $12	$10 - $12	$27 - $43	$10 - $15	$7

2015 THROUGH Q3'17 ADJUSTED EBITDA[2] IMPACT

(Dollars in millions)	CONTINUOUS DIGESTER	WAREHOUSE AUTOMATION	OTHER PROJECTS	OPERATIONAL IMPROVEMENTS
Operating income	$0.1	$10.4	$11.2	$54.1
Depreciation	$1.1	$1.8	$3.5	$—
EBITDA[2]	$1.2	$12.2	$14.7	$54.1
Adjusted EBITDA[2]	$1.2	$12.2	$14.7	$54.1

[1] Based on Q1'15 prices, input costs, and market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 1.
[2] Non-GAAP measure – See Appendix for the definition.

26

RECONCILIATION OF GAAP TO NON-GAAP: STRATEGIC INVESTMENT1 (UNAUDITED)  1 Based on Q1’15 prices, input costs, and market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.2 Non-GAAP measure – See Appendix for the definition.   Q3'17 ADJUSTED EBITDA2 IMPACT                          (Dollars in millions)    CONTINUOUSDIGESTER      WAREHOUSEAUTOMATION      OTHER PROJECTS      OPERATIONALIMPROVEMENTS                              Operating income    $0.1      $1.7      $5.5      $3.5    Depreciation    $0.3      $0.6      $0.6      $—    EBITDA2    $0.4      $2.3      $6.1      $3.5    Adjusted EBITDA2    $0.4      $2.3      $6.1      $3.5    2015-2016 ADJUSTED EBITDA2 IMPACT                          (Dollars in millions)    CONTINUOUSDIGESTER      WAREHOUSEAUTOMATION      OTHER PROJECTS      OPERATIONALIMPROVEMENTS                              Operating income    ($0.1  )    $5.0      $1.4      $44.3    Depreciation    $0.4      $0.4      $1.8      $—    EBITDA2    $0.3      $5.4      $3.2      $44.3    Adjusted EBITDA2    $0.3      $5.4      $3.2      $44.3    27

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